UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

Innovative Food holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3845 Beck Blvd., Suite 805, Naples, Florida	34114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On March 8, 2013, the registrant closed a transaction for the purpose of financing the purchase of a building and property located at 28411 Race Track Road, Bonita Springs, Florida 34135 and with respect thereto entered into each of a Loan Agreement, Mortgage, Security Agreement and Note with Fifth Third Bank, each with an effective date of February 26, 2013.  The property consists of approximately 1.1 acres of land and close to 10,000 square feet of combined office and warehouse space and was purchased as part of a bank short sale.  It is anticipated that registrant will move its operations to these premises in approximately four months.  The purchase price of the property was $770,000 and was financed in part by a five year note in the amount of $546,000 carrying an annual interest rate of 3% above LIBOR Rate, as such term is defined in the Note.

This only purports to be a summary of the terms of the transaction documents and is qualified in its entirety by the terms of the full documents, copies of which are filed as exhibits hereto.

Item 2.01.  Completion of Acquisition or Disposition of Assets

As described above, on March 8, 2013, the registrant acquired office and warehouse space in Bonita Springs, Florida which it intends to use as its future headquarters.  To secure the note described above, the registrant granted Fifth Third Bank a mortgage on the premises and granted them a further security interest in certain assets related to such premises.  Please see Item 1.01 above for details with respect to the purchase price.  It is anticipated that the registrant will enter into additional banking arrangements with Fifth Third Bank.

This only purports to be a summary of the terms of the transaction documents and is qualified in its entirety by the terms of the full documents, copies of which are filed as exhibits hereto.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above, the registrant issued a five year note in the amount of $546,000 carrying an annual interest rate of 3% above LIBOR Rate, as such term is defined in the Note.

This only purports to be a summary of the terms of the transaction documents and is qualified in its entirety by the terms of the full documents, copies of which are filed as exhibits hereto.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	Loan Agreement between the registrant and Fifth Third Bank effective February 26, 2013.
10.2	Security Agreement between the registrant and Fifth Third Bank effective February 26, 2013.
10.3	Mortgage by registrant in favor of Fifth Third Bank effective February 26, 2013.
10.4	Note by registrant in favor of Fifth Third Bank effective February 26, 2013
99.1	Press Release dated March 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: March 15, 2013	By:	/s/ Sam Klepfish
Sam Klepfish, CEO

Exhibit Index

Exhibit	Description
10.1	Loan Agreement between the registrant and Fifth Third Bank effective February 26, 2013.
10.2	Security Agreement between the registrant and Fifth Third Bank effective February 26, 2013.
10.3	Mortgage by registrant in favor of Fifth Third Bank effective February 26, 2013.
10.4	Note by registrant in favor of Fifth Third Bank effective February 26, 2013
99.1	Press Release dated March 14, 2013.